Exhibit 10.1

SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 31, 2017 (this “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto, Bank of America, N.A., as Administrative Agent, and, as applicable, the Swing Line Lenders party hereto and the L/C Issuers party hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested certain amendments to the Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Administrative Agent, the Lenders, and, as applicable, the Swing Line Lenders and the L/C Issuers, have agreed to provide the requested amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Captive Insurance Subsidiary” means any Subsidiary of the Company that is subject to regulation as an insurance company (or any Subsidiary thereof).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Letter of Credit Report” means a certificate delivered by an L/C Issuer in a form approved by the Administrative Agent.

“Second Amendment Effective Date” means October 31, 2017.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) In the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement, (i) the pricing grid is hereby amended to read as follows:

					Revolving Loans and Swing Line Loans
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Standby or Commercial Letter of Credit Fee	Performance Letter of Credit Fee	Eurocurrency Rate Loans	Base Rate Loans
1	≥ 2.50:1.0	0.40%	2.000%	1.150%	2.000%	1.000%
2	< 2.50:1.0 but ≥ 1.75:1.0	0.35%	1.750%	1.000%	1.750%	0.750%
3	< 1.75:1.0 but ≥ 1.25:1.0	0.30%	1.500%	0.850%	1.500%	0.500%
4	< 1.25:1.0 but ≥ 0.75:1.0	0.25%	1.375%	0.825%	1.375%	0.375%
5	< 0.75:1.0	0.20%	1.125%	0.675%	1.125%	0.125%

and (ii) the last sentence thereof is hereby amended to read as follows:

Notwithstanding the foregoing, the Applicable Rate in effect from the Second Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending September 30, 2017 shall be (a) for Eurocurrency Rate Loans, standby Letter of Credit fees and commercial Letter of Credit fees, 1.375%, (b) for Base Rate Loans, 0.375%, (c) for Performance Letter of Credit fees, 0.825% and (d) for the Commitment Fee, 0.25%.

(c) The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Arrangers” means MLPF&S (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Second Amendment Effective Date) and JPMorgan Chase Bank, N.A.; provided that JPMorgan Chase Bank, N.A. may perform its responsibilities as Arranger through its Affiliates, including J.P. Morgan Securities LLC.

(d) The definition of “Consolidated EBIT” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBIT” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to, without duplication, (i) Consolidated Net Income for such period plus (ii) Consolidated Net Income for such period with respect to revenue received by the Company or a Subsidiary from construction projects that is not recognized under GAAP during such period due to the fact that the Company or any Subsidiary has an equity, joint venture or other direct or indirect beneficial interest in the joint venture or other such entity constructing such project; provided that Consolidated Net Income with respect to such revenue shall not be included in Consolidated EBIT in any subsequent period when such revenue is recognized under GAAP to the extent that it was previously included in Consolidated EBIT pursuant to this clause (ii); plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Expense for such period, (b) the provision for taxes based on income or revenues payable by the Company and its Subsidiaries for such period, and (c) without duplication, Non-Cash Charges for such period.

(e) Clause (d) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement preceding the proviso is hereby amended to read as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action

(f) In the definition of “Disposition” in Section 1.01 of the Credit Agreement, (i) the first sentence is hereby amended by deleting the word “and” and inserting a comma immediately preceding clause (viii), changing the existing clause (viii) to be clause (ix), and adding the following as new clause (viii):

(viii) any lease by the Company or any Subsidiary of infrastructure and related assets constructed or acquired by the Company or any Subsidiary the title to which will or may be transferred in compliance with Section 8.05 and and (ii) the last sentence is hereby amended to read as follows:

The term “Disposition” shall not be deemed to include (w) any issuance by any Borrower or any Subsidiary to any Person of shares of its Capital Stock, (x) for the avoidance of doubt, any disposition of cash in connection with a Permitted Acquisition or other Investment permitted by this Agreement, (y) any assignment, contribution or other disposition directly or indirectly to any Foreign Subsidiary of any intercompany Indebtedness advanced by the Company or any Domestic Subsidiary to a Foreign Subsidiary (or any note or other instrument evidencing such Indebtedness, or the cancellation, forgiveness or repayment of any such Indebtedness) in connection with an Investment permitted by this Agreement or (z) any Restricted Payment permitted under Section 8.06.

(g) Clause (f) of the definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(f) the fractional interests of the Company or any Subsidiary in that certain Raytheon Hawker 900XP aircraft and that certain Textron Cessna 680A Citation Latitude aircraft (or any replacements thereof),

(h) The definition of “L/C Issuers” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“L/C Issuers” means (a) Bank of America, (b) Bank of Montreal, (c) Citibank, N.A., and (d) any other Lender (in each case, including acting through any of its branches or affiliates) selected by the Company and agreed to by such Lender (provided the Administrative Agent has been notified in writing of such selection), each in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, and “L/C Issuer” means any one of them.

(i) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means October 31, 2022.

(j) The following new subclause (l) is hereby added to Section 2.03 of the Credit Agreement immediately following subclause (k):

(l) L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section, provide the Administrative Agent a Letter of Credit Report, as set forth below:

(i) reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);

(ii) on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

(iii) on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;

(iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and

(v) for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.

(k) The last sentence of Section 2.15(b) of the Credit Agreement is hereby amended to read as follows:

Subject to Section 11.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(l) The first sentence of Section 6.10 of the Credit Agreement is hereby amended to read as follows:

The properties of each Borrower and each of its Subsidiaries are insured with (a) financially sound and reputable insurance companies not Affiliates of the Company or (b) a Captive Insurance Subsidiary, in each case, in such amounts and covering such risks, and with respect to clause (a), with such deductibles, as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or the applicable Subsidiary operates.

(m) The following new subsection 6.12(d) is hereby added at the end of Section 6.12 of the Credit Agreement to read as follows:

(d) As of the Second Amendment Effective Date, no Borrower is (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or (iv) a “governmental plan” within the meaning of ERISA.

(n) The following new Section 6.26 is hereby added to the Credit Agreement to read as follows:

Section 6.26 EEA Financial Institution.

No Loan Party is an EEA Financial Institution.

(o) The first sentence of Section 7.07 of the Credit Agreement is hereby amended to read as follows:

Maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with (a) financially sound and reputable insurance companies not Affiliates of the Company or (b) a Captive Insurance Subsidiary, in each case, in such amounts and covering such risks, and with respect to clause (a), with such deductibles, as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Borrower or the applicable Subsidiary operates.

(p) Following the reference to “Wholly Owned Subsidiary” in Section 7.12(b) of the Credit Agreement, the following parenthetical is hereby inserted to read as follows:

(other than a Captive Insurance Subsidiary)

(q) Clause (i) of Section 7.14(a) of the Credit Agreement is hereby amended to read as follows:

(i) cause all of its personal Property other than (A) Excluded Property and (B) the Capital Stock of any Captive Insurance Subsidiary to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such Property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens and

(r) The last parenthetical in the second sentence of Section 7.14(a) of the Credit Agreement is hereby amended to read as follows:

(other than any Immaterial Subsidiary or any Captive Insurance Subsidiary)

(s) The first paragraph of Section 8.05 of the Credit Agreement is hereby amended to read as follows:

Make any Disposition, unless (a)(i) at least 75% of the consideration (as determined at the consummation of such Disposition) paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction (or, with respect to the transfer of title to an asset upon the termination of or otherwise pursuant to a lease, paid prior to the transfer of title of such asset) and shall be in an amount not less than the fair market value of the Property disposed of or (ii) such Disposition constitutes a contribution of assets to a joint venture of the Company or any Subsidiary pursuant to an Investment permitted by this Agreement in exchange for Capital Stock in such joint venture issued prior to or substantially contemporaneously with the consummation of such contribution at a valuation of not less than the fair market value of the Property disposed of (as reasonably determined by the Company), (b) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.15, (c) such transaction does not involve a sale or other disposition of receivables other than a sale or other disposition of (i) receivables to a Captive Insurance Subsidiary or (ii) receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, and (d) the aggregate net book value of all of the assets sold or otherwise disposed of by the Borrowers and their Subsidiaries in all such transactions in any fiscal year of the Company shall not exceed an amount equal to seven and a half percent (7.5%) of Consolidated Net Worth as of the end of the preceding fiscal year (plus the amount of Non-Cash Charges for each fiscal quarter ending after the Closing Date).

(t) Clause (d) of Section 8.08 of the Credit Agreement is hereby amended to read as follows:

(d) normal and reasonable compensation and reimbursement of expenses of officers and directors and, subject to applicable law, grants or interest-free loans to officers and directors in reasonable amounts in connection with losses incurred by such persons in natural disasters and other emergencies,

(u) The following proviso is hereby added at the end of clause (c) in Section 8.13 of the Credit Agreement to read as follows:

; provided, that, with respect to any Foreign Subsidiary (other than a Foreign Borrower), written notice of any such change shall only be required to be provided to the Administrative Agent not later than concurrently with the Compliance Certificate required to be delivered pursuant to Section 7.02(a) for the fiscal period most recently ended following such change

(v) The following new Section 11.23 is hereby added to the Credit Agreement to read as follows:

11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(w) The following new Section 11.24 is hereby added to the Credit Agreement to read as follows:

11.24 ERISA Representation.

Each Lender as of the Second Amendment Effective Date represents and warrants as of the Second Amendment Effective Date to the Administrative Agent, and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Company or any other Loan Party, that (a) such Lender is not (i) an employee benefit plan subject to Title I of ERISA or (ii) a plan or account subject to Section 4975 of the Internal Revenue Code, (b) the assets of such Lender do not constitute “plan assets” within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or (c) such Lender is not a “governmental plan” within the meaning of ERISA.

(x) In Exhibit D to the Credit Agreement, a new footnote is hereby inserted immediately following “[FORM OF] COMPLIANCE CERTIFICATE”1, with such footnote to read as follows:

1 This Compliance Certificate shall only be posted to Private side Lenders.

(y) A new sentence is hereby added to the end of Section 1.2 of Annex 1 to Exhibit E to the Credit Agreement to read as follows:

The Assignee represents and warrants as of the Effective Date to the Administrative Agent, the Arrangers and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Company or any other Loan Party, that (a) the Assignee is not (i) an employee benefit plan subject to Title I of ERISA or (ii) a plan or account subject to Section 4975 of the Internal Revenue Code, (b) the assets of the Assignee do not constitute “plan assets” within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or (c) the Assignee is not a “governmental plan” within the meaning of ERISA.

2. Conditions Precedent.

(a) With respect to Sections 1(a), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(j), 1(k), 1(l), 1(m), 1(n), 1(o), 1(p), 1(q), 1(r), 1(s), 1(t), 1(u), 1(v), 1(w), 1(x) and 1(y) and Section 2 and Section 3, this Agreement shall be effective upon satisfaction of the following conditions precedent:

(i) Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

(ii) Receipt by the Administrative Agent of satisfactory evidence that (i) the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement (as amended by this Agreement) and any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(iii) Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

(b) With respect to Section 1(b) and Section 1(i), this Agreement shall be effective upon satisfaction of the following conditions precedent:

(i) Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Lenders, the Administrative Agent, each Swing Line Lender and each L/C Issuer.

(ii) Receipt by the Administrative Agent of satisfactory evidence that (A) the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement (as amended by this Agreement) and any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(iii) Receipt by the Administrative Agent of favorable opinions of the general or deputy general counsel of the Loan Parties and legal counsel to the Loan Parties (including foreign legal counsel reasonably requested by the Administrative Agent), addressed to the Administrative Agent and each Lender, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent.

(iv) Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(A) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date hereof (or, in the case of the bylaws or operating agreement of any Loan Party previously delivered and so certified to the Administrative Agent prior to the date hereof by the secretary or assistant secretary of such Loan Party, a certification by the secretary or assistant secretary of such Loan Party to the effect that since the date of such previous delivery and certification, there has been no change to such bylaws or operating agreement);

(B) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

(C) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(v) Receipt by the Administrative Agent of searches of Uniform Commercial Code filings in the jurisdiction of formation of each Loan Party or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens.

(vi) Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement. This Agreement is a Loan Document.

(c) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrowers and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to file promptly upon execution of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement (as amended by this Agreement) and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC., a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE V (US), L.P., a Delaware limited partnership By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	1 DIAMOND, LLC

ADVANCED ELECTRIC SYSTEMS, LLC

ARCANUM CHEMICALS, LLC

ARNETT & BURGESS PIPELINERS (ROCKIES) LLC

B&N CLEARING AND ENVIRONMENTAL, LLC

BRENT WOODWARD, INC.

BRINK CONSTRUCTORS, INC.

CONAM CONSTRUCTION CO.

CRUX SUBSURFACE, INC.

DACON CORPORATION

DASHIELL CORPORATION

DOMINO HIGHVOLTAGE SUPPLY, LLC

FIVE POINTS CONSTRUCTION CO.

HARGRAVE POWER, INC.

HERITAGE MIDSTREAM, LLC

H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.

INFRASOURCE CONSTRUCTION, LLC

INFRASOURCE FIELD SERVICES, LLC

INFRASOURCE INSTALLATION, LLC

INFRASOURCE, LLC

INFRASOURCE SERVICES, LLC

INTERMOUNTAIN ELECTRIC, INC.

IONEARTH, LLC

IRBY CONSTRUCTION COMPANY

ISLAND MECHANICAL CORPORATION

J.C.R. CONSTRUCTION CO., INC.

JET TANK SERVICE, LLC

J.W. DIDADO ELECTRIC, LLC

LAZY Q RANCH, LLC

LAZY Q TRAINING CENTER, LLC

MANUEL BROS., INC.

MEARS GROUP, INC.

MEJIA PERSONNEL SERVICES, INC.

MERCER SOFTWARE SOLUTIONS, LLC

M. G. DYESS, INC.

MICROLINE TECHNOLOGY CORPORATION

M. J. ELECTRIC, LLC

NORTHERN POWERLINE CONSTRUCTORS, INC.

NORTH SKY ENGINEERING, INC.

NORTHSTAR ENERGY SERVICES, INC.

NOVA EQUIPMENT LEASING, LLC

NOVA GROUP, INC.

NOVA NEXTGEN SOLUTIONS, LLC

NPC ENERGY SERVICES LLC

PAR ELECTRICAL CONTRACTORS, INC.

PERFORMANCE ENERGY SERVICES, L.L.C.

PHOENIX POWER GROUP, INC.

POTELCO, INC.

PRICE GREGORY INTERNATIONAL, INC.

PRICE GREGORY SERVICES, LLC

PROBST ELECTRIC, INC.

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QES GP, LLC

QP ENERGY SERVICES, LLC

QPS ENGINEERING, LLC

QSI FINANCE GP (US), LLC

QSI FINANCE I (US), L.P.

QSI, INC.

QTSL, LLC

QUANTA ASSET MANAGEMENT LLC

QUANTA CAPITAL GP, LLC

QUANTA CAPITAL LP, L.P.

QUANTA CAPITAL SOLUTIONS, INC.

QUANTA CONSULTING GROUP, LLC

QUANTA ELECTRIC POWER CONSTRUCTION, LLC

QUANTA ELECTRIC POWER SERVICES, LLC

QUANTA ENERGIZED SERVICES U.S., LLC

QUANTA ENERGY SERVICES, LLC

QUANTA EQUIPMENT COMPANY, LLC

QUANTA GOVERNMENT SERVICES, INC.

QUANTA GOVERNMENT SOLUTIONS, INC.

QUANTA INFRASTRUCTURE SERVICES, LLC

QUANTA INLINE DEVICES, LLC

QUANTA MARINE SERVICES, LLC

QUANTA PIPELINE SERVICES, INC.

QUANTA POWER GENERATION, INC.

QUANTA POWER, INC.

QUANTA SUBSURFACE, LLC

QUANTA TECHNOLOGY, LLC

QUANTA TELECOMMUNICATION SERVICES, LLC

QUANTA UTILITY ENGINEERING SERVICES, INC.

QUANTA UTILITY INSTALLATION COMPANY, INC.

REALTIME ENGINEERS, INC.

REALTIME UTILITY ENGINEERS, INC.

RMS HOLDINGS, LLC

ROAD BORE CORPORATION

SERVICE ELECTRIC COMPANY

SOUTHWEST TRENCHING COMPANY, INC.

STRONGHOLD GENERAL, LLC

STRONGHOLD SPECIALTY GENERAL, LLC

SUMMIT LINE CONSTRUCTION, INC.

SUMTER UTILITIES, INC.

T. G. MERCER CONSULTING SERVICES, INC.

THE RYAN COMPANY, INC.

TOM ALLEN CONSTRUCTION COMPANY

UNDERGROUND CONSTRUCTION CO., INC.

UNDERGROUND ELECTRIC CONSTRUCTION COMPANY, LLC

UTILITY LINE MANAGEMENT SERVICES, INC.

WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name: Title:	Nicholas M. Grindstaff Treasurer

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc., its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P. LINDSEY ELECTRIC, L.P. NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc., its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc., its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc., its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

STRONGHOLD, LTD. STRONGHOLD SPECIALTY, LTD.

By:	QES GP, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAT-SPEC, LTD. ELITE TURNAROUND SPECIALISTS, LTD. STRONGHOLD TOWER GROUP, LTD.

By:	Stronghold Specialty General, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CITADEL INDUSTRIAL SERVICES, LTD. DORADO SPECIALTY SERVICES, LTD. ELITE FABRICATION, LTD. ELITE PIPING & CIVIL, LTD. SPECIALTY TANK SERVICES, LTD. STRONGHOLD INSPECTION, LTD. TURNKEY AUTOMATION, LTD.

By:	Stronghold General, LLC, its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Mollie S. Canup
	Name:	Mollie S. Canup
	Title:	Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Domestic Swing Line Lender and an L/C Issuer

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	SVP

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIA BRANCH, as a Lender and Australian Swing Line Lender

By:	/s/ Ari Rubin
Name:	Ari Rubin
Title:	Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender and Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender and a L/C Issuer

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Managing Director

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender and a L/C Issuer

By:	/s/ Cynthia Goodwin
Name:	Cynthia Goodwin
Title:	Sr. Vice President GEID:1010458932 Citibank, N.A.

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba Bank of Texas as a Lender

By:	/s/ Ross Davis
Name:	Ross Davis
Title:	AVP

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Khoa Duong
Name:	Khoa Duong
Title:	Senior Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Ryan Kim
Name:	Ryan Kim
Title:	AVP

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Fabio Lauro
Name:	Fabio Lauro
Title:	Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A., as a Lender

By:	/s/ Michael K. Makaitis
Name:	Michael K. Makaitis
Title:	Senior Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANK AND TRUST COMPANY, as a Lender

By:	/s/ Trevor H. Williams
Name:	Trevor H. Williams
Title:	Assistant Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Divyang Shah
Name:	Divyang Shah
Title:	Sr. Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark B. Felker
Name:	Mark B. Felker
Title:	Managing Director

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A., as a Lender

By:	/s/ Wadie C. Habiby
Name:	Wadie C. Habiby
Title:	SVP, Corporate Banking

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. Bank National Association, as a Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title:	Executive Director

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:	/s/ Kara Hoagland
Name:	Kara Hoagland
Title:	Vice President

QUANTA SERVICES, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT